                                                                 EXHIBIT 10.5(c)


                                       GUARANTY


     GUARANTY, dated as of December 12, 1997, by MORAN TRANSPORTATION COMPANY ("Moran"), a Delaware corporation, and each of the other entities listed on the signature pages hereto (collectively, the "Guarantors") in favor of BANCBOSTON LEASING INC. (individually, and in its capacity as collateral agent under the Loan Agreement referred to below, the "Lender").

     WHEREAS, MORAN TOWING CORPORATION, a New York corporation (the "Borrower"), the Guarantors and the Lender have entered into an Amended and Restated Term Loan Agreement, amended and restated as of December 12, 1997 (as amended and in effect from time to time, the "Loan Agreement"), pursuant to which (i) the Borrower has agreed to assume the obligations of Interlake Transportation, Inc. with respect to the outstanding portion of the Term Loan (as such term is defined in the Loan Agreement), and (ii) the Lender, subject to the terms and conditions contained therein, has agreed to amend and restate the Term Loan made pursuant to the Existing Loan Agreement (as such terms are defined in the Loan Agreement);

     WHEREAS, Moran is the owner of one hundred percent of the issued and outstanding stock of the Borrower and the Borrower and the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

     WHEREAS, the Guarantors expect to receive substantial direct and indirect benefits from the amendment and restatement of the Term Loan pursuant to the Loan Agreement (which benefits are hereby acknowledged);

     WHEREAS, it is a condition precedent to the Lender's agreeing to amend and restate the Term Loan that the Guarantors execute and deliver to the Lender a
guaranty substantially in the form hereof; and    WHEREAS, the Guarantors wish
to guaranty the Borrower's obligations to the Lender under or in respect of the Loan Agreement as provided herein;

     NOW, THEREFORE, the Guarantors hereby agree with the Lender as follows:

     1.   DEFINITIONS.

     The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement.

     2.   GUARANTY OF PAYMENT AND PERFORMANCE.

     The Guarantors hereby, jointly and severally, guaranty to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantors hereunder with respect to such Obligations in default shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by the Lender on any number of occasions.

     3.   GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS, ETC.

     The Guarantors further agree, jointly and severally, as principal obligors and not as guarantors only, to pay to the Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Loan Agreement, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4.   WAIVERS BY GUARANTORS; LENDER'S FREEDOM TO ACT.

     The Guarantors agree that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of the Loan Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to the Guarantors. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against each Guarantor before or after the Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Lender.

     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if each such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Loan Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each such Guarantor.

     6.   SUBROGATION.

          6.1  WAIVER OF RIGHTS AGAINST BORROWER.

               Until the final payment and performance in full of all of the Obligations, no Guarantor shall exercise any rights against the Borrower arising as a result of payment by any Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; no Guarantor will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of any such Guarantor to the Borrower; and each of the Guarantors waives any benefit of and any right to participate in any collateral security which may be held by the Lender.

          6.2  PROVISIONS SUPPLEMENTAL.

               The provisions of this Section 6 shall be supplemental to and not in derogation of any rights and remedies of the Lender under any separate subordination agreement which the Lender may at any time and from time to time enter into with any Guarantor.

     7.   SETOFF.

     Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Lender is hereby authorized, upon the occurrence and during the continuance of an Event of Default, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, to set off and apply all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to such Guarantor or subject to withdrawal by such Guarantor, against the obligations of each of the Guarantors under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8.   FURTHER ASSURANCES.

     Each of the Guarantors agrees to do all such things and execute all such documents as the Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder. Each of the Guarantors acknowledges and confirms that each such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that each Guarantor will look to the Borrower and not to the Lender in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

     9.   TERMINATION; REINSTATEMENT.

     This Guaranty shall remain in full force and effect until the indefeasible payment in full, in cash, of the Obligations. This Guaranty shall be reinstated if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or any Guarantor, or otherwise, all as though such payment had not been made or value received.

     10.  SUCCESSORS AND ASSIGNS.

     This Guaranty shall be binding upon each of the Guarantors and each of their respective successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer the Loan Agreement, the Note, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein.

     11.  AMENDMENTS AND WAIVERS.

     No amendment or waiver of any provision of this Guaranty nor consent to any departure by any of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12.  NOTICES.

     All notices and other communications called for hereunder shall be made in the manner and with the effect provided for in the Loan Agreement.

     13.  GOVERNING LAW; CONSENT TO JURISDICTION.

     THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon each such Guarantor by mail at the address specified by reference in Section 12. Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     14.  WAIVER OF JURY TRIAL.

     EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Guarantor (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in agreeing to amend and restate the Term Loan and in entering into the Loan Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 14.

     15.  MISCELLANEOUS.

     This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be executed and delivered as of the date first above written.

                              MORAN TRANSPORTATION COMPANY


                              By:  /s/ Jeffrey J. Mcaulay
                                   ---------------------------------
                              Name:     Jeffrey J. McAulay
                              Title:    Vice President


                              JAKOBSON SHIPYARD, INC.


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary


                              MORAN BARGE CORPORATION


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary

                              MORAN SHIPYARD CORPORATION


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary

                              MORAN TOWING OF TEXAS, INC.


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary

                              PETROLEUM TRANSPORT CORPORATION



                              By:  /s/ William P. Muller
                                   ---------------------------------
                              Name:     William P. Muller
                              Title:    President


                              SEABOARD BARGE CORPORATION


                              By:  /s/ William P. Muller
                                   ---------------------------------
                              Name:     William P. Muller
                              Title:    President


                              MORAN TOWING OF DELAWARE, INC.


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary

                              MORAN BULK CORPORATION


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary

                              HAMPTON ROADS LAND CO., INC.


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary

                              PORTSMOUTH NAVIGATION CORPORATION


                              By:  /s/ Alan Marchisotto
                                   ---------------------------------
                              Name:     Alan Marchisotto
                              Title:    Secretary

                              MORAN SERVICES CORPORATION


                              By:  /s/ William P. Muller
                                   ---------------------------------
                              Name:     William P. Muller
                              Title:    President

                              MORAN INSURANCE COMPANY LIMITED


                              By:  /s/ Jeffrey J. Mcaulay
                                   ---------------------------------
                              Name:     Jeffrey J. McAulay
                              Title:    Vice President